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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 16, 2006

                           CIPHERGEN BIOSYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                   000-31617               33-059-5156
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)       Identification Number)

                              6611 Dumbarton Circle
                                Fremont, CA 94555
                    (Address of principal executive offices)

                          (510) 505-2100 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE.

         On November 16, 2006, the Company issued a press release announcing the completion of the exchange of outstanding convertible senior notes with certain holders. A copy of this press release is also furnished as Exhibit 99.1 to this report.

         The information contained in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     99.1  Press release of Ciphergen Biosystems, Inc., dated November 16, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Ciphergen Biosystems, Inc.
                                     (Registrant)


Date: November 16, 2006              By:   /s/ Gail S. Page
                                           -------------------------------------
                                           Gail S. Page
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number                                   Description
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  99.1      Press release of Ciphergen Biosystems, Inc. dated November 16, 2006

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